Supplement to
                                   Prospectus
                                       of
                     Wright Managed Growth with Income Fund

                               dated May 27, 1999



     Effective as of the date of this supplement, the above Prospectus is revised as follows to reflect investment policy changes adopted by certain of the mutual funds managed by Wright Investors' Service in which the fund may invest.

       1. The disclosure relating to Wright Selected Blue Chip Equities Portfolio on page 1 of the Prospectus is revised by the following disclosure:

           "The  Portfolio  is managed to a  benchmark,  which is the Standard &
            Poor's Mid-Cap 400 Index."

       2. The disclosure relating to Wright Major Blue Chip Equities Fund on page 1 of the Prospectus is revised by the following disclosure:

           "The fund is managed to a  benchmark,  which is the Standard & Poor's
            500 Index."

       3. The disclosure relating to Wright International Blue Chip Equities Portfolio on page 1 of the Prospectus is revised by the deletion of the following disclosure:

           "No more than 20% of assets will be invested in any one country."

       4. The disclosure relating to Wright U.S. Treasury Portfolio on page 1 of the Prospectus is revised by the following disclosure:

           "The Portfolio is managed to a benchmark, which is the Lehman U.S.
            Treasury Bond Index."

       5. The disclosure relating to Wright Total Return Bond Fund on page 1 of the Prospectus is revised by the following disclosure:

           "Wright Total Return Bond Fund (WTRB) seeks a superior rate of total return by investing in U.S. Government and investment grade (rated "BBB" or higher) corporate debt securities of companies meeting Wright quality standards. The fund is managed to a benchmark, which is the Lehman U.S. Aggregate Bond Index."

       6. The disclosure relating to Wright Current Income Fund on page 1 of the Prospectus is revised by the following disclosure:

           "Wright Current Income Portfolio (WCIF) seeks a high level of current income with moderate fluctuations of principal by investing in debt obligations issued or guaranteed by the U.S. government or any of its agencies or backed only by the credit of a federal agency such as the Federal Home Loan Bank, Fannie Mae (Federal National Mortgage Association) and the Federal Home Loan Mortgage Corporation, and corporate debt securities."




February 1, 2000